                                                                   Exhibit 3-203

VOL 799  596

CERTIFICATE OF INCORPORATION
STOCK CORPORATION

61-5 REV 10-69

                                                          For Office use only
                                                          ACCOUNT NO.
                                                          M06946
                                                          INITIALS cp
                                                          [graphic of signature]
                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE

The undersigned incorporator(s) hereby form(s) a corporation under the Stock Corporation Act of the State of Connecticut:

1.   The name of the corporation is: MABRI CONVALESCENT CENTER, INC.

2. The nature of the business to be transacted, or the purposes to be promoted or carried out by the corporation, are as follows:

   a. To conduct, operate, manage, supervise, or control convalescent hospitals, nursing homes, rest homes, homes for the aged, or other institutions, public or private, engaged in the care and custody of persons infirm of mind or body;

   b. To purchase, lease, license or otherwise acquire, and to hold, own, sell, convey, exchange, mortgage, hire, pledge, and otherwise deal in and dispose of all kinds of personal property, chattels, chattels real, choses of action, notes, stocks, bonds, mortgages and securities that are necessary, incidental or convenient to the purposes above set forth;

   c. To construct, own, purchase, maintain, sell, lease or license any such buildings, property or real estate, or personal property as may be necessary, incidental or convenient for carrying on the business of the corporation; and

   d. The foregoing enumeration of powers shall not be in limitation of the rights, powers and privileges of this corporation, it being the intention of the corporation to exercise all the rights, powers, and privileges granted to corporations under the general laws of our State, which powers and privileges are not expressly prohibited thereby, and to conduct in any manner whatsoever any lawful business or businesses necessary, incidental, convenient or connected with the aforesaid business of the corporation.

The designation of each class of shares, the authorized number of shares of each such class, and the par value (if any) of each share thereof, are as follows:

     FIVE THOUSAND (5,000) shares of common stock with a par value of TWENTY DOLLARS ($20.00) per share.

The terms, limitations and relative rights and preferences of each class of shares and series thereof (if any), or an express grant of authority to the board of directors pursuant to Section 33-341, 1959 Supp. Conn. G.S., are as follows:

     None

The minimum amount of stated capital with which the corporation shall commence business is

  ONE THOUSAND($1,000.00) dollars. (Not less than one thousand dollars)

7.   Other provisions

     None

Dated at West Hartford, Connecticut this 30th day of August, 1971.

We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.

This certificate of incorporation must be signed by one or more incorporators.

____________________________________________________________________________________________________________________________________
NAME OF INCORPORATOR (Print or Type)         NAME OF INCORPORATOR (Print or Type)            NAME OF INCORPORATOR (Print or Type)

Joseph Straus                                2.                                              3.
____________________________________________________________________________________________________________________________________
SIGNED (Incorporator)                        SIGNED (Incorporator)                           SIGNED (Incorporator)
/s/ Joseph Straus                            2.                                              3.
____________________________________________________________________________________________________________________________________
NAME OF INCORPORATOR (Print or Type)         NAME OF INCORPORATOR (Print or Type)            NAME OF INCORPORATOR (Print or Type)
                                             5.                                              6.
____________________________________________________________________________________________________________________________________
SIGNED (Incorporator)                        SIGNED (Incorporator)                           SIGNED (Incorporator)
                                             5.                                              6.
____________________________________________________________________________________________________________________________________


FOR OFFICE USE ONLY                   FRANCHISE FEE        FILING FEE           CERTIFICATION FEE        TOTAL FEES
                                      $50                  $20                  $                        $70
                                       __________________________________________________________________________
  FILED State of Connecticut           SIGNED (For Secretary of the State)
                                                                                /s/[graphic of signature]
  AUG 31 1971-2 35PM                   __________________________________________________________________________
  Secretary of State By ______         SENT ON (Data)                           INITIALS
                                       /s/[graphic of signature]                /s/[graphic of signature]
  /s/[graphic of signature]            __________________________________________________________________________
                                       To
  /s/[graphic of signature]                          /s/[graphic omitted]
                                       __________________________________________________________________________
                                       CARD                      LIST                          PROOF
                                                                                               [graphic omitted]

 VOL799  598

APPOINTMENT OF STATUTORY AGENT FOR SERVICE
DOMESTIC CORPORATION
61-6 REV 6-66

                                                             For Office use only
                                                             -------------------
                                                             ACCOUNT NO.
                                                             M06946
                                                             INITIALS cp

To: The Secretary of the State of Connecticut
--------------------------------------------------------------------------------
NAME OF CORPORATION
    MABRI CONVALESCENT CENTER, INC.
--------------------------------------------------------------------------------
                                   APPOINTMENT
--------------------------------------------------------------------------------
The above corporation appoints as its statutory agent for service, one of the following:
--------------------------------------------------------------------------------
NAME OF NATURAL PERSON WHO IS        BUSINESS ADDRESS
 RESIDENT OF CONNECTICUT             29 North Main St. West Hartford, CT 06107
  Jules S. Tarlow                    -------------------------------------------
                                     RESIDENCE ADDRESS
                                     48 Richmond Lane West Hartford, CT
--------------------------------------------------------------------------------
NAME OF CONNECTICUT CORPORATION      ADDRESS OF PRINCIPAL OFFICE IN CONN.
                                     (If none, enter address of appointee's
                                     statutory agent for service)
--------------------------------------------------------------------------------
NAME OF CORPORATION not Organized    ADDRESS OF PRINCIPAL OFFICE IN CONN.
Under the Laws of Conn.*             (If none enter "Secretary of the State of
                                     Connecticut".)
--------------------------------------------------------------------------------
*Which has procured a Certificate of Authority to transact business or conduct affairs in this state.
--------------------------------------------------------------------------------

                                  AUTHORIZATION
                     NAME OF INCORPORATOR (Print or type)              SIGNED (Incorporator)                 DATE
  ORIGINAL
 APPOINTMENT         Joseph Straus
                     ------------------------------------------------------------------------------------
                     NAME OF INCORPORATOR (Print or type)              SIGNED (Incorporator)                 August 30,1971
(Must be signed
 by a majority       /s/ Joseph Straus
of Incorporators)    ------------------------------------------------------------------------------------
                     NAME OF INCORPORATOR (Print or type)              SIGNED (Incorporator)
                     ------------------------------------------------------------------------------------
  SUBSEQUENT         NAME OF PRESIDENT, VICE PRESIDENT,                SIGNED (President or Vice President    DATE
 APPOINTMENT         OR SEC.                                           or Secretary)


                                   ACCEPTANCE
---------------------------------------------------------------------------------------------------------
            NAME OF STATUTORY AGENT FOR SERVICE (Print or Type)     SIGNED (Statutory Agent for service)
Accepted    Jules S. Tarlow                                          /s/ Jules S. Tarlow

For office use only                                FILING FEE                   CERTIFICATION FEE             TOTAL FEES
                                                   $                            $                             $
                                                   ----------------------------------------------------------------------
              FILED State of Connecticut           SIGNED (For Secretary of the State)
                                                   ----------------------------------------------------------------------
              AUG 31 1971-2 35 PM                  CERTIFIED COPY SENT ON (Date)                              INITIALS
                                                   ----------------------------------------------------------------------
              Secretary of State By _____          TO
              /s/ [signature of graphic]           ----------------------------------------------------------------------
                                                   CARD                          LIST                         PROOF
              /s/ [signature of graphic]